[GRAPHIC OMITTED]


MFS(R) Capital Opportunities Fund            MFS(R) Municipal Bond Fund
MFS(R) High Income Fund                      MFS(R) Municipal High Income Fund
MFS(R) High Yield Opportunities Fund         MFS(R) Research Fund
MFS(R) Mid Cap Growth fund                   MFS(R) Total Return Fund
MFS(R) Money Market Fund

                                                               November 27, 2001

Dear Shareholder:

     I would like to begin by apologizing for the attention you have been receiving regarding the funds' shareholder meetings. By now, you may have received numerous follow-up mailings and phone calls from the funds' proxy agent, Georgeson Shareholder Communications Corporation. The reason for these proactive measures is to ensure that the funds meet the two-thirds vote requirement necessary for the adoption of an amended restated Declaration of Trust. The funds have committed countless hours and resources to this effort, which will prove worthless if the two-thirds vote needed to pass this proposal is not obtained. The adjourned meeting at which this proposal will be considered is scheduled for Wednesday, December 5, 2001.

     We strongly urge you to vote on this matter. You may think that this is irrelevant to you, but I assure you that this proposal will give us the flexibility to provide you and all other shareholders with the modernized form of investment vehicle you have come to expect. We would be happy to answer any questions regarding this proposal. Please contact us at 1-888-832-5695.

     To date, approximately 1.2 million shareholders in the funds have voted on this proposal representing 2.3 billion shares, of which 92% have voted in favor. We need your vote to wrap this up!

Please help us do our job by voting now! The voting options are simple.

1.      By phone
        Call toll free 1-888-832-5695. Representatives are available to answer questions and take your vote Monday through Friday from 9 a.m. to 11 p.m. and Saturday from noon to 6 p.m. Eastern time.

2.      By Internet
        Go to www.proxyweb.com anytime, and enter the control number on your proxy card.

3.      By fax
        Fax your completed proxy card toll free to 1-800-733-1885 anytime.

4.      By touch-tone phone
        Call toll free 1-888-221-0697 anytime, and follow the instructions. Be sure to have your proxy card available when you call.

5.      By mail
        Complete your proxy card, and return it in the enclosed postage-paid envelope. Due to recent events with the delay of mail, please utilize any of above options to register your vote in time for the meeting.

We appreciate your help and patience regarding this matter.

Sincerely,



JEFFREY L. SHAMES
Jeffrey L. Shames
Chairman
                                                                            REG

[GRAPHIC OMITTED]


MFS(R) Capital Opportunities Fund            MFS(R) Municipal Bond Fund
MFS(R) High Income Fund                      MFS(R) Municipal High Income Fund
MFS(R) High Yield Opportunities Fund         MFS(R) Research Fund
MFS(R) Mid Cap Growth fund                   MFS(R) Total Return Fund
MFS(R) Money Market Fund

                                                              November 27, 2001

Dear Shareholder:

     I would like to begin by apologizing for the attention you have been receiving regarding the funds' shareholder meetings. By now, you may have received numerous follow-up mailings and phone calls from the funds' proxy agent, Georgeson Shareholder Communications Corporation. The reason for these proactive measures is to ensure that the funds meet the two-thirds vote requirement necessary for the adoption of an amended restated Declaration of Trust. The funds have committed countless hours and resources to this effort, which will prove worthless if the two-thirds vote needed to pass this proposal is not obtained. The adjourned meeting at which this proposal will be considered is scheduled for Wednesday, December 5, 2001.

     We strongly urge you to vote on this matter. You may think that this is irrelevant to you, but I assure you that this proposal will give us the flexibility to provide you and all other shareholders with the modernized form of investment vehicle you have come to expect. We would be happy to answer any questions regarding this proposal. Please contact us at 1-888-832-5695.

     To date, approximately 1.2 million shareholders in the funds have voted on this proposal representing 2.3 billion shares, of which 92% have voted in favor. We need your vote to wrap this up!

Please help us do our job by voting now! The voting options are simple.

1.      By phone
        Call toll free 1-888-832-5695. Representatives are available to answer questions and take your vote Monday through Friday from 9 a.m. to 11 p.m. and Saturday from noon to 6 p.m. Eastern time.

2.      By Internet
        Go to www.proxyvote.com anytime, and enter the control number on your proxy card.

3.      By touch-tone phone
        Call toll free 1-800-690-6903 anytime, and follow the instructions. Be sure to have your proxy card available when you call.

4.      By mail
        Complete your proxy card, and return it in the enclosed postage-paid envelope. Due to recent events with the delay of mail, please utilize any of above options to register your vote in time for the meeting.

We appreciate your help and patience regarding this matter.

Sincerely,



JEFFREY L. SHAMES
Jeffrey L. Shames
Chairman
                                                                            NOBO

[GRAPHIC OMITTED]


MFS(R) Capital Opportunities Fund            MFS(R) Municipal Bond Fund
MFS(R) High Income Fund                      MFS(R) Municipal High Income Fund
MFS(R) High Yield Opportunities Fund         MFS(R) Research Fund
MFS(R) Mid Cap Growth fund                   MFS(R) Total Return Fund
MFS(R) Money Market Fund

                                                               November 27, 2001

Dear Shareholder:

     I would like to begin by apologizing for the attention you have been receiving regarding the funds' shareholder meetings. By now, you may have received numerous follow-up mailings and phone calls from the funds' proxy agent, Georgeson Shareholder Communications Corporation. The reason for these proactive measures is to ensure that the funds meet the two-thirds vote requirement necessary for the adoption of an amended restated Declaration of Trust. The funds have committed countless hours and resources to this effort, which will prove worthless if the two-thirds vote needed to pass this proposal is not obtained. The adjourned meeting at which this proposal will be considered is scheduled for Wednesday, December 5, 2001.

     We strongly urge you to vote on this matter. You may think that this is irrelevant to you, but I assure you that this proposal will give us the flexibility to provide you and all other shareholders with the modernized form of investment vehicle you have come to expect. We would be happy to answer any questions regarding this proposal. Please contact us at 1-888-832-5695.

     To date, approximately 1.2 million shareholders in the funds have voted on this proposal representing 2.3 billion shares, of which 92% have voted in favor. We need your vote to wrap this up!

Please help us do our job by voting now! The voting options are simple.

1.      By Internet
        Go to www.proxyvote.com anytime, and enter the control number on your proxy card.

2.      By touch-tone phone
        Call toll free 1-800-690-6903 anytime, and follow the instructions. Be sure to have your proxy card available when you call.

3.      By mail
        Complete your proxy card, and return it in the enclosed postage-paid envelope. Due to recent events with the delay of mail, please utilize any of above options to register your vote in time for the meeting.

We appreciate your help and patience regarding this matter.

Sincerely,



JEFFREY L. SHAMES
Jeffrey L. Shames
Chairman
                                                                            OBO

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant
Check the appropriate box: [   ] Preliminary Proxy Statement
                           [   ] Confidential for Use of the Commission Only (as
                                   permitted by Rule 14a-6(e)(2))
                           [   ] Definitive Proxy Statement
                           [ X ] Definitive Additional Materials
                           [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                   or Rule 14a-12

MFS(R) Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R) High Income Fund, MFS(R) Municipal High Income Fund and MFS(R) High Yield Opportunities Fund; MFS(R) Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R) Money Market Fund, MFS(R) Municipal Bond Fund and MFS(R) Mid Cap Growth Fund; MFS(R) Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R) Total Return Fund and MFS(R) Research Fund; and MFS(R) Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R) Capital Opportunities Fund

--------------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ] No fee required

       [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

       (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3)   Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       (5)   Total Fee Paid:
--------------------------------------------------------------------------------
       [   ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
       [   ] Check box if any part of the fee is offset as provided by
             Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount previously paid:
--------------------------------------------------------------------------------
       (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3)   Filing Party:
--------------------------------------------------------------------------------
       (4)   Date Filed:
--------------------------------------------------------------------------------

                                        November 30, 2001

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R)High Income Fund, MFS(R) Municipal High Income Fund and MFS(R)High Yield Opportunities Fund; MFS(R)Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R)Money Market Fund, MFS(R)Municipal Bond Fund and MFS(R)Mid Cap Growth Fund; MFS(R)Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R)Total Return Fund and MFS(R)Research Fund; and MFS(R)Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R)Capital Opportunities Fund

Ladies and Gentlemen:

     On behalf of each Trust identified above, enclosed herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 101 of Regulation ST is a definitive copy of additional solicitation materials dated November 27, 2001, mailed to shareholders with respect to The Special Meetings of Shareholders of each Trust.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,



                                        JAMES F. DESMARAIS
                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures